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                                                                   EXHIBIT 10.45

                        THE KENT MANUFACTURING COMPANY
ORDER NO. 2902        P.O. BOX 67 -- PHONE 803-878-6367       SALESMAN  60-5895
         ------                FAX 803-878-2723                        ---------
                              PICKENS, S.C. 29671


    SOLD TO                                            DATE  August 27, 1997
                                                             -----------------
             Novita Yarns Ltd.                         TERMS 1.5% 30, Net 60
             Div. of St. John Knit                     CUSTOMER P.O.
             17422 Derian Avenue                       CONTRACT NO. 2902
             Irvine, CA 92713
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
QUANTITY         COUNT         GRADE          DESCRIPTION           PRICE      -------------------------------------
               1,000,000 lbs.   1/21 - 100% 64 Australian Wool                 -------------------------------------
                                Natural yarn on cones               $7.92/lb.  -------------------------------------
                                                                               -------------------------------------
                                                                               -------------------------------------
                                                               FOB Pickens, SC -------------------------------------
                                                                               -------------------------------------
                               Ship to:   above                                -------------------------------------
                                                                               -------------------------------------
                               Delivery:  Follow Contract 2603                 -------------------------------------
                                                                               -------------------------------------
SHIPPING INSTRUCTIONS                                                          -------------------------------------
  The terms of this contract shall be at terms noted above from date of        -------------------------------------
invoice.  No redating.                                                         -------------------------------------
  On specifications for slub or package dyed yarns of less than 1,000 lbs.     -------------------------------------
to a color the seller shall charge small lot premium.                          -------------------------------------
  This order will become a contract only when confirmed in writing by the      -------------------------------------
seller and buyer or, in any event, when buyer accepts whole or partial         -------------------------------------
delivery.  The contract shall be deemed dated as of the date of such           -------------------------------------
confirmation or acceptance.                                                    -------------------------------------
  The undersigned buyer hereby orders the above goods upon the terms as        -------------------------------------
stated, including the term and conditions printed on the back of this          -------------------------------------
contract and forming a part hereof.                                            -------------------------------------
   Please sign in duplicate and return both copies to The Kent Manufacturing   -------------------------------------
Company.                                                                       -------------------------------------
                                                                               -------------------------------------
Accepted by purchaser:                 Acknowledged by seller:                 -------------------------------------
                                                                               -------------------------------------
--------------------------------          THE KENT MANUFACTURING COMPANY       -------------------------------------
--------------------------------                                               -------------------------------------
PER  /s/ BOB GRAY                      PER /s/ JAN HENDRICKS                   -------------------------------------
    ----------------------------           ------------------------------      -------------------------------------
         BOB GRAY                              JAN HENDRICKS
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